Exhibit 10.1

AMENDMENT AGREEMENT
This AMENDMENT AGREEMENT (this "Agreement") effective as of [__], 2017 (the "Effective Time"), between Riot Blockchain, Inc. (f/k/a Bioptix, Inc.), a Nevada corporation (the "Company") and the Investors signatory hereto, pursuant to which the undersigned Investors hereby consent to certain waivers and modifications to the Registration Rights Agreement and the Transaction Documents.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement and the Registration Rights Agreement, as applicable.  Except as specifically agreed to, waived or consented to herein, the terms of the Transaction Documents shall remain in full force and effect.

RECITALS

WHEREAS, the Company and certain investors (the "Investors") entered into Securities Purchase Agreements dated March 10, 2017 pursuant to which the Company sold and the Investors signatory thereto purchased units of the Company's securities (the "Units") with each Unit consisting of shares of the Company's common stock, no par value per share (the "Common Stock"), and warrants to purchase shares of Common Stock, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement (the "Offering"); and

WHEREAS, in connection with the Offering, the Company and the Investors entered into the Registration Rights Agreement pursuant to which the Company agreed to file a registration statement within forty-five (45) days of the closing of the Offering (the "Filing Date"); and

WHEREAS, the Company and the Investors desire to terminate the Registration Rights Agreement and waive the filing of a Registration Statement for the Registrable Securities (the "Waiver"); and

WHEREAS, pursuant to Section 3.3 of the Registration Rights Agreement, Investors holding at least a majority of the Registrable Securities currently outstanding on an "as exercised basis", desire to approve the Waiver, as set forth herein.

NOW THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound hereby:

1) Termination of Registration Rights Agreement.   Upon the Effective Time and pursuant to Section 3.3 of the Registration Rights Agreement, the Registration Rights Agreement is hereby terminated and the requirement for filing a Registration Statement is hereby waived.

2) Liquidated Damages.  The Investors hereby waive any and all damages, penalties and defaults  related to the Company's not filing the registration statement by the Filing Date and any damages, penalties and defaults related to the Company not having a Registration Statement be declared effective by the Commission by the Effectiveness Date (as such terms are originally defined in the Registration Rights Agreement), including, without limitation, pursuant to Section 1.2(b) of the Registration Rights Agreement.

3) Independent Nature of Purchaser's Obligations and Rights.  The obligations and rights of any Investor under this Agreement or any other Transaction Document are several and not joint with the obligations of such other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any Agreement or any other Transaction Document, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investor or Company as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that any Investor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, or any Transaction Document, and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document.  The Company and each Investor confirm that each other Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors and independent of the Company's counsel and advisors.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any Transaction Documents, and it shall not be necessary for any Investor to be joined as an additional party in any proceeding for such purpose.

4) No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
5) Non-Public Information.  Within four days of the Effective Time, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing the material terms of this Agreement (the "8-K Filing"). From and after the issuance of the 8-K Filing, the Company represents to the Investors, including the Lead Investor, that it shall not be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.
6) Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
7) No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
8) Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
9) Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

10) Scope.  Except as explicitly set forth herein, the Transaction Documents remain unmodified and in full force and effect.
11) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
12) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Subscription Agreement.
13) Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CONSENT OR ANY TRANSACTION CONTEMPLATED HEREBY
 [Signatures appear on following page.]

IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY: RIOT BLOCKCHAIN, INC. (f/k/a Bioptix, Inc.)
By: Name: Title:

INVESTOR:
By: Name: Title:

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